SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 1999

                                 IMAGINON, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                            000-25114                  84-1217733
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                           1313 Laurel Street, Suite 1
                              San Carlos, CA 94070
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 596-9300

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On March 8, 1999, Network Specialists, Inc. ("Network") was merged with and into iNOW, a subsidiary of the Registrant. In the merger, iNOW succeeded to all of the assets, liabilities, rights and obligations of Network, and 0.26 shares of Registrant's Common Stock was issued and $0.23 was paid for each outstanding share of Network Common Stock. The aggregate number of shares issuable was approximately 260,000 and the aggregate amount payable was approximately $230,000. The shares were not registered. The Registrant has or will pay the cash portion of the merger consideration from its own funds. The principal shareholders of Network were William Claren and Ibrahim Matar.

Network was an internet service provider. The Registrant expects that such business will be continued by iNOW using the assets acquired in the merger. The assets acquired principally consisted of working capital, computers and other equipment, and intangibles, such as intellectual property and contract rights.

This Report contains forward looking statements that involve risks and uncertainties, including risks that the integration of the operations, technologies, products and employees of Network, and the Registrant might not occur as anticipated; that the synergies expected to result from the merger described above might not occur as anticipated; that management's attention might be diverted from day-to-day business activities; and that greater than normal employee turnover might occur. In addition, there are normal risks and uncertainties associated with the Registrant's business, including risks relating to the timing and magnitude of product sales, timely development, acceptance and pricing of new products and technological advances and the impact of competitive conditions. Actual results and developments may differ materially from those described in this Report. For more information about the Registrant and risks relating to investing in the Registrant, refer to the Registrant's most recent reports on Form 10-KSB and Form 10-QSB, and to the Definitive Proxy Statement filed on November 13, 1998, in each case, as filed by the Registrant with the United States Securities and Exchange Commission (the "Commission").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of the Business Acquired

         Any financial statements required by this Item will be set forth in an amendment of this Report filed on or before May 24, 1999.

         (b) Pro Forma Financial Information

         Any pro forma financial information required by this Item will be set forth in any amendment of this Report filed on or before May 24, 1999.

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         (c) Exhibits

EXHIBIT
NO.         DESCRIPTION
-------     -----------

2.1         Merger Agreement and Plan of Reorganization  dated as of February 9,
            1999.

2.2 First Amendment to Merger Agreement and Plan of Reorganization dated as of March 8, 1999.

2.3         Side Agreement to Merger Agreement dated March 8, 1999.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IMAGINON, INC.


Dated:  March 23, 1999                    By: /s/ David M. Schwartz
                                              ----------------------------------
                                              David M. Schwartz
                                              President


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

EXHIBIT
NO.         DESCRIPTION
-------     -----------

2.1         Merger Agreement and Plan of Reorganization  dated as of February 9,
            1999.

2.2 First Amendment to Merger Agreement and Plan of Reorganization dated as of March 8, 1999.

2.3         Side Agreement to Merger Agreement dated March 8, 1999.


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